                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            KRUG International Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------
     (5) Total fee paid:


         -----------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------
     (3) Filing Party:


         -----------------------------------------------------------------------
     (4) Date Filed:


         -----------------------------------------------------------------------

                            KRUG INTERNATIONAL CORP.
                         1290 HERCULES DRIVE, SUITE 120
                              HOUSTON, TEXAS 77058

                                                                   June 20, 1997

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:30 a.m., on Friday, July 18, 1997, at the American Stock Exchange, 86 Trinity Place, New York, New York.

      The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 1997 Annual Report to Shareholders is also enclosed.

      We hope you will be able to attend the Meeting and meet and talk with your Corporation's management. As in the past, we will report on the operations of the Corporation and comment on matters of current interest.

      Whether or not you plan to attend the Annual Meeting, it would be most helpful if you would execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person.

                                   Sincerely,

                                   /s/ CHARLES LINN HASLAM

                                   CHARLES LINN HASLAM
                                   Chairman

                            KRUG INTERNATIONAL CORP.
                         1290 HERCULES DRIVE, SUITE 120
                             HOUSTON, TEXAS  77058

                                  ----------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 18, 1997

                                  ----------

TO THE SHAREHOLDERS OF KRUG INTERNATIONAL CORP.:

     The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 10:30 a.m., Eastern Daylight Savings Time, on Friday, July 18, 1997, at the American Stock Exchange, 86 Trinity Place, New York, New York, for the purpose of considering and voting upon:

     1.   Election of four directors for a two-year term;

     2. Approval of the 1997 Employee Stock Purchase Plan described in the accompanying Proxy Statement; and

     3. Such other business as may properly come before the meeting or any adjournment thereof.

     Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

                                        By order of the Board of Directors.

                                        JAMES J. MULLIGAN
                                        Secretary

June 20, 1997

                            KRUG INTERNATIONAL CORP.
                         1290 HERCULES DRIVE, SUITE 120
                             HOUSTON, TEXAS  77058

                                  ----------

                                PROXY STATEMENT
                    FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

                                  ----------

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on July 18, 1997 and any adjournment thereof. The close of business on June 9, 1997 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were 5,151,206 Common Shares outstanding at the close of business on June 9, 1997.

      All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of Charles Linn Haslam, Robert M. Thornton, Jr., T. Wayne Holt and James J. Mulligan as directors of the Corporation and FOR adoption of the 1997 Employee Stock Purchase Plan. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

      The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.

         This proxy statement and the accompanying proxy card were first mailed to shareholders on or about June 20, 1997.

                            ELECTION OF DIRECTORS

      The Corporation's Board of Directors is presently comprised of seven persons and is divided into two classes, with one class having four members and the other class three members. One class of directors is elected at each Annual Meeting of Shareholders for a term of two years.

      At the 1997 Annual Meeting, shareholders will elect four directors who will hold office until the Annual Meeting of Shareholders in 1999. The Board of Directors has nominated Charles Linn Haslam, Robert M. Thornton, Jr., T. Wayne Holt and James J. Mulligan, all of whom are presently directors of the Corporation, for election to a term of office expiring at the 1999 Annual Meeting.

      It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of Messrs. Haslam, Thornton, Holt and Mulligan. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The four nominees receiving the highest number of votes cast will be elected directors.

      The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.

                                                                                    COMMON SHARES
                                                                                 BENEFICIALLY OWNED
                                                                                    AS OF 6/9/97
           NAME AND OFFICES PRESENTLY                         DIRECTOR        -------------------------
              HELD WITH CORPORATION                            SINCE          NUMBER (1)     % OF CLASS
              ---------------------                            -----          ----------     ----------
   NOMINEES FOR TERM OF OFFICE EXPIRING IN 1999:
   ---------------------------------------------
   Charles Linn Haslam(2) . . . . . . . . . . . . . .           1996             100(3)              (7)
     Director, Chairman and
     Chief Executive Officer

   Robert M. Thornton, Jr.(2) . . . . . . . . . . . .           1996          67,800(3)(4)        1.3
     Director and President

   T. Wayne Holt  . . . . . . . . . . . . . . . . . .           1993          15,931                 (7)
     Director

   James J. Mulligan . . . . . . . . . . . . . . . . .          1966          32,285(5)              (7)
     Director and Secretary

   DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN 1998:
   -----------------------------------------------
   W. E. Greenhalgh . . . . . . . . . . . . . . . . .           1993               0                0
     Director

   Karen Brenner(2)  . . . . . . . . . . . . . . . . .          1996         134,900(3)(6)        2.6
     Director

   Bernee D. L. Strom(2)  . . . . . . . . . . . . . .           1996               0                0
     Director

(1) This column shows the number of Common Shares of the Corporation beneficially owned as of June 9, 1997 as confirmed by each nominee or director and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his or her household.

(2) Mses. Brenner and Strom and Messrs. Haslam and Thornton were recommended for election as directors by the Fortuna Group (as defined below).

(3) Ms. Brenner and Messrs. Haslam and Thornton each have significant equity interests in one or more of the Fortuna Group entities.

(4) Includes 23,000 shares that may be acquired upon the exercise of warrants.

(5)   Includes 5,380 shares that may be acquired upon the exercise of warrants.

(6) Includes (a) 126,280 shares (which includes 8,330 shares which may be acquired upon the exercise of warrants) over which Ms. Brenner, as a registered investment advisor, has shared investment power and (b) warrants to purchase an additional 220 shares.

(7)   Less than 1%.

      Certain information concerning each person listed in the above table, including his or her principal occupation for at least the last five years, is set forth below.

      Charles Linn Haslam, 53, has been Chairman of the Board since July 16, 1996, Chief Executive Officer since May 17, 1996 and was President of the Corporation from May 17, 1996 until July 16, 1996. Mr. Haslam practiced law in Washington, D.C., from January 1980 to May 1996. He was General Counsel, United States Department of Commerce during the Carter Administration (January 1977 to December 1979) and University Counsel and Adjunct Professor of Law at Duke University from 1974 to 1977.

      Robert M. Thornton, Jr., 48, has been President of the Corporation since July 16, 1996. From October 1994 to the present, he has been a private investor and, since March 1995, Chairman and Chief Executive Officer of CareVest Capital, LLC, a private investment and management services firm. Mr. Thornton was President, Chief Operating Officer, Chief Financial Officer and a Director of Hallmark Healthcare Corporation from November 1993 until Hallmark's merger with Community Health Systems, Inc. in October 1994. From October 1987 until November 1993, Mr. Thornton was Executive Vice President, Chief Financial Officer, Secretary and Treasurer and a Director of Hallmark.

      T. Wayne Holt, 70, was involved continuously with the Corporation's life sciences, aerospace and engineering operations for 22 years commencing with his initial employment in

1971 until his initial retirement in 1993. He held a number of positions, including Vice President-Aerospace Group from 1981 to 1988, Assistant to the Chairman, Aerospace Group, from 1988 to 1990, Vice President from May 1990 to February 1991, Executive Vice President from February 1991 to December 31, 1992, and Advisor to the Chairman, Life Sciences and Engineering, from January 1, 1993 to May 1, 1993. Mr. Holt came out of retirement and was President of KRUG Life Sciences Inc., a position he previously held, from April 15, 1995 until his second retirement on April 15, 1997.

      James J. Mulligan, 75, has been a member of the law firm of Mulligan & Mulligan since January 1993. He was a member of the law firm of Smith & Schnacke from 1953 to 1989 and a member of the law firm of Thompson Hine & Flory LLP from 1989 until his retirement in 1991. Mulligan & Mulligan is general counsel to the Corporation and received $99,055 for legal services rendered during the Corporation's last fiscal year.

      W. E. Greenhalgh, 66, has been associated continuously with KRUG International (UK) Ltd. (formerly Butterfield Harvey PLC) from 1960 to the present. He has served in a variety of capacities, including as Chief Executive Officer from 1983 until his retirement in 1989, and as a non-executive director and consultant from 1989 to the present. He has also served as the non-executive Chairman of Beldray Ltd. and Sowester Ltd. from 1989 to the present.

      Karen Brenner, 44, has been President of Fortuna Advisors, Inc., an investment advisory firm located in Newport Beach, California since 1993. Fortuna Advisors, Inc. succeeded to the business of Karen Brenner Registered Investment Advisor which was formed by Ms. Brenner in 1984 and operated by her from 1984 to 1993. Ms. Brenner is a director of DDL Electronics, Inc.

      Bernee D. L. Strom, 50, has been President and Chief Executive Officer since April 1995 of USA Digital Radio, L.P. (a partnership between Gannett Co., Inc. and Westinghouse Electric Corporation). From 1990 to 1995, she was President and Chief Executive Officer of the Strom Group, a management consulting and business advisory firm. From 1990 to 1992, she was President and Chief Executive Officer of MBS Technologies, Inc., a computer software company. Ms. Strom is a director of Polaroid Corporation and DDL Electronics, Inc. and is a member of the Board of Advisors of the J. L. Kellogg Graduate School of Management at Northwestern University and the Board of Advisors of Entrepreneurial Center of Columbia University.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The Board of Directors held 5 meetings during fiscal 1997. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Audit Committee held 2 meetings and the Executive Compensation Committee held 1 meeting in fiscal 1997.

      The Executive Committee is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio. The members of the Committee are Messrs. Haslam (Chairman), Thornton and Holt.

      The Audit Committee meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. The members of the Committee are Mr. Mulligan (Chairman) and Mses. Strom and Brenner.

      The Executive Compensation Committee acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives. The members of the Committee are Mses. Strom (Chairman) and Brenner and Mr. Mulligan.

      Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he or she receives $850 for attendance at a meeting of the Board of Directors, $500 for attending a committee meeting and $400 for participating in telephone meetings. In fiscal 1997, all directors attended all of the meetings of the Board of Directors and of the committees on which they served.

                       PRINCIPAL HOLDERS OF COMMON SHARES

      Set forth below is certain information concerning the only persons known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of June 9, 1997.


                                          COMMON SHARES AND WARRANTS TO PURCHASE
                                    COMMON SHARES BENEFICIALLY OWNED AS OF 6/9/97(1)
                                    ------------------------------------------------
      NAME AND ADDRESS                           NUMBER
      ----------------                    --------------------
                                          SHARES      WARRANTS     % OF CLASS
                                          ------      --------     ----------
FORTUNA ACQUISITION                       1,494,774    296,722         32.9
  PARTNERS, L.P.(2)
100 Wilshire Boulevard
Fifteenth Floor
Santa Monica, CA 90401

STROME-SUSSKIND                             200,000     64,252          5.1
  HEDGECAP FUND, L.P.(3)
100 Wilshire Boulevard
Fifteenth Floor
Santa Monica, CA 90401

-----------------------

(1) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or investment power with respect to the shares or has a right to acquire the shares within 60 days of June 9, 1997. Unless otherwise indicated, sole voting power and sole investment power are exercised by the named person. In calculating "% of Class" for a person, shares which may be acquired by the person within such 60-day period are treated as owned by the person and as outstanding shares.

(2) The shares and warrants beneficially owned by Fortuna Acquisition Partners, L.P. include 264,252 shares (including warrants to purchase 64,252 shares) beneficially owned by Strome-Susskind Hedgecap Fund, L.P., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401. Strome-Susskind Hedgecap Fund, L.P. has granted an irrevocable proxy to vote its shares, subject to certain conditions, to Fortuna Acquisition Corp., the general partner of FC Partners, L.P., which is the general partner of Fortuna Acquisition Partners, L.P.

      FC Partners, L.P., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, is the general partner of Fortuna Acquisition Partners, L.P.

      Fortuna Acquisition Corp., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, is the general partner of FC Partners, L.P., and has sole voting power with respect to all of the shares of the Corporation beneficially owned by Fortuna Acquisition Partners, L.P., and sole investment power with respect to 1,527,244 of said shares.

      Ronald J. Vannuki, 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, Karen Brenner, 1300 Bristol Street North, Suite 230, Newport Beach, CA 92660, C. L. Haslam, 1290 Hercules Drive, Suite 120, Houston, TX 77058, and Robert M. Thornton, Jr., 1090 Northchase Parkway, Suite 200 South, Marietta, GA 30067-6402, own all of the outstanding shares of Fortuna Acquisition Corp. Mr. Vannuki and Ms. Brenner are the directors and officers of said corporation.

(3) Strome-Susskind Investment Management, L.P., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401 ("SSIM"), is investment adviser and general partner of Strome-Susskind Hedgecap Fund, L.P. and, as such, it has sole investment power with respect to these shares. SSCO, Inc., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, is the general partner of SSIM. Mark E. Strome, 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, is the settlor and trustee of The Strome Family Trust which is the controlling shareholder of SSCO, Inc.

      Richard Fechtor, 155 Federal Street, Boston, MA 02110, beneficially owns 169,169 shares of the Corporation.

      Fortuna Investment Partners, L.P., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401, beneficially owns 84,475 shares (including warrants to purchase 74,475 shares of the Corporation). Fortuna Capital Management, Inc., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, CA 90401 is the general partner of Fortuna Investment Partners, L.P. Ronald J. Vannuki is the sole shareholder and President of Fortuna Capital Management, Inc. Fortuna Advisors, Inc. is an advisor to Fortuna Investment Partners, L.P.

      Fortuna Advisors, Inc., 1300 Bristol Street North, Suite 230, Newport Beach, CA 92660, a registered investment adviser, is the beneficial owner of 126,280 shares (including warrants to purchase 8,330 shares) held in clients' accounts. Karen Brenner is the sole shareholder and President of Fortuna Advisors, Inc. Ms. Brenner also beneficially owns an additional 8,620 shares (including warrants to purchase 220 shares) of the Corporation.

      CareVest Capital, LLC ("CareVest"), 1090 Northchase Parkway, Suite 200 South, Marietta GA 30067-6402, beneficially owns 62,800 shares (including warrants to purchase 23,000 shares). Robert M. Thornton, Jr., owns a majority of the outstanding shares of CareVest. Mr. Thornton also beneficially owns an additional 5,000 shares of the Corporation.

      The parties listed above in this section have filed with the Securities and Exchange Commission, as a group, a Schedule 13D and amendments thereto under the Securities Exchange Act of 1934 relating to their beneficial ownership of shares of the Corporation. Much of the information set forth herein with respect to beneficial ownership of shares of the Corporation was obtained from Amendment No. 3 to Schedule 13D dated March 6, 1997. The parties listed above are sometimes referred to as the "Fortuna Group". As a group, the Fortuna Group beneficially owns 2,247,840 shares (including warrants to purchase 402,747 shares) or 40.4% of the outstanding shares of the Corporation.

                       COMMON SHARES OWNED BY MANAGEMENT

      The following table sets forth the number of Common Shares of the Corporation beneficially owned as of June 9, 1997 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers as a group.

                                                           COMMON SHARES BENEFICIALLY
                                                              OWNED AS OF 6/9/97
                                                        --------------------------------
                  NAME                                  NUMBER                % OF CLASS
                  ----                                  ------                ----------
Maurice F. Krug (1)                                          0                       0

C. L. Haslam                                               100                     (4)

Robert M. Thornton, Jr.                                 67,800(2)                  1.3

T. Wayne Holt                                           15,931                     (4)

Robert M. Ellis                                              0                       0

Directors, Nominees and Executive                      251,016(3)                  4.8
Officers as a Group (8 persons)

--------------

(1) Mr. Krug served as President and Chief Executive Officer until May 17, 1996 and Chairman until July 16, 1996.

(2) Includes 23,000 shares that may be acquired upon the exercise of warrants.

(3) Includes 36,930 shares that may be acquired upon the exercise of warrants.

(4)   Less than 1%.

                             EXECUTIVE COMPENSATION

      The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officers of the Corporation at March 31, 1997, whose salary and bonus for fiscal year 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

               The following table presents for the three fiscal years ended March 31, 1997, the compensation of the Chief Executive Officer and the other executive officers at March 31, 1997, whose salary and bonus in fiscal 1997 exceeded $100,000.

                                                                          LONG-TERM COMPENSATION
                                                                       ------------------------------
                                                                            AWARDS       PAYOUTS
                                                                       ------------------------------
                                          ANNUAL COMPENSATION                                   Long
                                          -------------------                        Securi-    Term
                                                            Other        Re-          ties      Incen-
                                                            Annual     stricted       Under-    tive        All Other
                                                            Compen-     Stock         lying     Plan         Compen-
     Name and                          Salary     Bonus     sation      Award(s)     Options   Payouts       sation
Principal Position       Year           ($)        ($)        ($)        ($)           (#)       ($)           ($)
------------------       -------------------------------------------------------------------------------------------------
Maurice F. Krug .        1997         $ 42,462   $     0     $  0        $  0           0       $  0      $  250,637(3)
Former Chief Executive   1996          320,000         0        0           0           0          0           2,273
Officer(1)               1995          320,000         0        0           0           0          0           2,133

C. L. Haslam . . . .     1997         $156,875         0        0           0           0          0          $1,125(4)
Chairman and             1996                0         0        0           0           0          0               0
Chief Executive          1995                0         0        0           0           0          0               0
Officer(1)

Robert M.                1997         $106,250         0        0           0           0          0      $   25,979(5)
Thornton, Jr. . . . .    1996                0         0        0           0           0          0               0
President(2)             1995                0         0        0           0           0          0               0

T. Wayne Holt . .        1997         $148,952   $20,000        0           0      10,000          0          $2,796(4)
President, KRUG Life     1996          130,000         0        0           0      25,000          0           1,873
Sciences Inc.            1995                0    12,000        0           0           0          0               0

Robert M. Ellis . .      1997          $93,362   $18,040        0           0      10,000          0         $20,712(6)
Principal                1996           89,340    10,000        0           0           0          0             489
Accounting               1995           86,584     8,000        0           0           0          0             479
Officer

---------------

(1)   Mr. Haslam succeeded Mr. Krug as Chief Executive Officer on May 17, 1996.

(2)   Mr. Thornton succeeded Mr. Haslam as President on July 16, 1996.

(3) This amount includes $250,000 paid to Mr. Krug under a Consulting Agreement and $637 contributed by the Corporation under the 401(k) plan.

(4) These amounts were contributed by the Corporation under the 401(k) plan for the benefit of the named executive.

(5) This amount includes $24,479 paid to Mr. Thornton under a Consulting Agreement from May 17, 1996 to July 16, 1996 and $1,500 contributed by the Corporation under the 401(k) plan.

(6) This amount includes $17,952 paid to Mr. Ellis for unused accrued vacation time, $838 for employee awards and $1,922 contributed by the Corporation under the 401(k) plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

      The following table shows, for the named executive officers, additional information about option grants for the fiscal year ended March 31, 1997.

                             Individual Grants
               -------------------------------------------------------
                               % of Total                                   Potential Realizable Value at Assumed
                 Number of      Options                                  Annual Rates of Stock Price Appreciation for
                  Shares       Granted to                                             Option Term(1)
                Underlying     Employees     Exercise or     Expira-                  --------------
                 Options       in Fiscal     Base Price       tion
    Name       Granted (#)       Year        ($/Shares)       Date             0%($)       5%($)          10%($)
    ----       -----------       ----        ----------       ----             -----       -----          -------

 Maurice F.                        NA            NA              NA             NA           NA              NA
 Krug

 C. L. Haslam                      NA            NA              NA             NA           NA              NA

 Robert M.                         NA            NA              NA             NA           NA              NA
 Thorton

 T. Wayne        10,000           13.3          $4.50         11/8/99          $ 0         $7,100         $14,900
 Holt

 Robert M.       10,000           13.3          $4.50         11/8/99          $ 0         $7,100         $14,900
 Ellis

------------------

(1) Potential Realizable Value is based on the assumed annual growth rates for the three-year option term. Actual gains, if any, on stock option exercises will depend on the future performance of the stock and there is no assurance that the amounts reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

      The following table shows information about stock option exercises during fiscal 1997 and unexercised stock options at 1997 fiscal year end for the named executive officers.

                                                              Number of
                                                                Shares         Value of
                                                              Underlying       Unexercised
                                                              Unexercised      In-The-Money
                                                                Options        Options
                                                               At Fiscal       At Fiscal
                                                               Year-End (#)    Year-End ($)
                              Shares
                            Acquired on        Value          Exercisable/     Exercisable/
     Name                   Exercise (#)     Realized ($)     Unexercisable    Unexercisable
     ----                   ------------     ------------     -------------    -------------
Maurice F. Krug                    0           $     0               0/0             $0/$0

C. L. Haslam                       0           $     0               0/0             $0/$0

Robert M. Thornton, Jr.            0           $     0               0/0             $0/$0

T. Wayne Holt                 25,000           $53,750          0/10,000         $0/$6,250

Robert M. Ellis                    0           $     0          0/10,000         $0/$6,250

------------------

RETIREMENT PLAN

      The following table shows the estimated maximum annual retirement benefits payable at normal retirement age (65) under the Corporation's Retirement Plan at selected earnings levels after various years of service.


Average Annual Earnings
During Highest Five
Consecutive Years                         Estimated Annual Retirement Benefits
of Employment                                For Specified Years of Service
----------------------                       ------------------------------
                                        10 Years       20 Years         30 Years
                                        --------       --------         --------
    $ 50,000                            $  8,000       $ 16,000         $ 24,000
     100,000                              18,000         35,000           53,000
     150,000                              27,000         55,000           82,000


------------------

      The Corporation has a noncontributory Retirement Plan for officers and other covered employees. Retirement benefits under the plan are calculated on the basis of the employee's average annual earnings for the highest five consecutive years of employment and years of credited service up to a maximum of thirty years. No benefits are payable in respect of annual earnings in excess of $150,000. The Retirement Plan was amended, effective February 28, 1997, to provide that no employee would become eligible to participate in the Plan after February 28, 1997 and that neither compensation nor years of service earned after that date would be used in determining the accrued retirement benefit.

      Earnings for the purpose of calculating retirement benefits include salary and bonus. Such earnings are shown in the Summary Compensation Table. The credited years of service for the persons named in the Summary Compensation Table who participate in the plan are Mr. Haslam - 1 year, Mr. Thornton -
1 year, Mr. Holt - 2 years and Mr. Ellis - 30 years. Amounts shown are straight life annuity amounts and are not subject to any deduction for Social Security benefits.

OTHER

      Mr. Krug resigned as President and Chief Executive Officer of the Corporation effective May 17, 1996. During the fiscal year ended March 31, 1996, he was employed by the Corporation under the terms of an Amended Founder's Agreement pursuant to which he received a salary of $320,000 during the year. On May 17, 1996, the Amended Founder's Agreement was terminated and the Corporation entered into a Consulting Agreement with Mr. Krug. The principal provisions of the Consulting Agreement call for payments of $300,000 during the first year, $200,000 during the second year, $100,000 during the third year, and $25,000 per year for the next four years, plus continuation of his medical insurance and group life insurance. While such payments are being made, Mr. Krug is prohibited from competing with the Corporation. Such payments are guaranteed by Fortuna Acquisition Partners, L.P.

      Mr. Haslam, Chairman and Chief Executive Officer of the Corporation, is currently employed by the Corporation under the terms of an Employment Agreement effective May 17, 1996. The Agreement provides for a monthly salary of $15,000, which was increased to $16,000 per month effective June 1, 1997. The Agreement is terminable by either party on the last day of any month upon 30 days prior written notice.

      Mr. Thornton, President of the Corporation, is currently employed by the Corporation under the terms of an Employment Agreement also effective May 17, 1996. The Agreement provides for a monthly salary of $12,500, which was increased to $13,500 per month effective June 1, 1997. The Agreement is terminable by either party on the last day of any month upon 30 days prior written notice.

                               PERFORMANCE GRAPH

      The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the NASDAQ Market Index, a NASDAQ traded market capitalization based peer group index, the American

Stock Exchange Market Index and an American Stock Exchange listed market capitalization based peer group index over the same period (assuming the investment of $100 in each vehicle on March 31, 1992 and reinvestment of all dividends). The NASDAQ peer group index is comprised of 276 companies and includes all non-financial NASDAQ companies with a market capitalization of between $15-$20 million, which were publicly traded throughout the five-year period. The American Stock Exchange peer group index is comprised of 104 companies and includes all non-financial American Stock Exchange companies with a market capitalization of between $20-40 million, which were publicly traded throughout the five-year period. The peer group indexes were developed by an independent agency. On December 30, 1996, the Corporation's shares were listed and began trading on the American Stock Exchange. Due to this change and the fact that the Corporation's shares have been trading at higher levels, the Corporation believes it is appropriate to compare its return with other companies on the American Stock Exchange and with companies that have a larger market capitalization. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.



                                    [CHART]

                                PERFORMANCE DATA

                                1992       1993       1994       1995         1996       1997
                                ----       ----       ----       ----         ----       ----
 KRUG International Corp.        $100     $131.30    $110.34     $137.92     $128.73    $188.50

 NASDAQ Peer Group Index         $100     $ 83.51    $ 71.00     $ 50.66     $ 43.02    $ 28.43

 AmEx Peer Group Index           $100     $104.84    $106.16     $ 94.50     $ 92.18    $ 88.97

 Broad NASDAQ Market Index       $100     $111.91    $129.33     $137.21     $184.56    $206.47

 Broad AmEx Market Index         $100     $107.57    $110.85     $116.91     $141.34    $142.76

------------------

                         FISCAL 1997 NASDAQ PEER GROUP

      The NASDAQ Peer Group is made up of NASDAQ non-financial companies with a market value of between $15 and $20 million. The only companies meeting this criteria for Fiscal 1997 are the following:

4FRONT SOFTWARE INTL INC              BALTEK CORP                            CHANTAL PHARMACEUTICAL
ABC DISPENSING TECH INC               BANCA QUADRUM SA SPN ADR               CHATCOM INC
ABRAMS INDUSTRIES INC                 BARBER HAIRSTYLING M&W                 CHEMTRAK INC
ACCENT SOFTWARE INT LTD               BATTERY TECHNOLOGIES INC               COBRA ELECTRONICS CORP
ACCUGRAPH CORP CL A                   BERGER HOLDINGS INC LTD                COMMUNITY CARE OF AMER
ADVANCED DEPOSITION TECH              BIOCONTROL TECHNOLOGY                  COMMUNITY MED TRANSPORT
ADVANCED MACHINE VSN CLA              BIOPOOL INTERNAT INC                   COMPANY DOCTOR (THE)
AFP IMAGING CORP                      BIOSPECIFICS TECHNOL CP                COMPUTER OUTSOURCING SVC
AID AUTO STORES INC                   BIRD CORP                              CONSOLIDATED STAINLESS
AIR METHODS CORP                      BLUE DOLPHIN ENERGY CO                 CRYENCO SCIENCES INC
ALL AMER SEMICONDUCTOR                BLYVOOR GOLD MINING ADR                CRYOMEDICAL SCIENCES INC
ALL-COMM MEDIA CORP                   BUTLER NATIONAL CORP                   CSP INC
ALPHA MICROSYSTEMS                    C BREWER HOMES INC CLA                 D&K WHOLESALE DRUG
ALPHA TECHNOLOGIES GROUP              CALNETICS CORP                         DAKTRONICS INC
ALPNET INC                            CAMBRIDGE SOUNDWORKS INC               DATAFLEX CORP
AMEDISYS INC                          CANNON EXPRESS INC CL A                DATAWATCH CORP
AMERICAN HEALTHCHOICE                 CANTAB PHARMACEUTICALS                 DELTA PETROLEUM CORP
AMERICAN INTERNAT PETROL              CANTERBURY CORPORATE SVC               DEP CORP
AMERICAN RESOURCES OF DE              CAPITAL ASSOCIATES INC                 DETREX CORPORATION
AMERICAN VANGUARD CORP                CARE GROUP INC (THE)                   DIEHL GRAPHSOFT INC
AMERICAN VANTAGE CO                   CARETENDERS HEALTHCORP                 DIGITAL SOUND CORP
AMERIGON INC CL A                     CASINO RESOURCE CORP                   DISC GRAPHICS INC
AMISTAR CORP                          CAYMAN WATER CO LTD ORD                DYNATEC INTERNATIONAL
APERTUS TECHNOLOGIES INC              CECO ENVIRONMENTAL CORP                EAGLE POINT SOFTWARE CP
ARI NETWORK SERVICES INC              CELLEGY PHARMACEUTICALS                EDUSOFT LTD
ATEC GROUP INC                        CENTRAL RESERVE LIFE CP                ELECTRONIC CLEAR HOUSE
ATHEY PRODUCTS CORP                   CENTURY CASINOS INC                    EMCEE BROADCAST PROD INC
ATLANTIC PHARMACEUTICALS                                                     EMONS TRANSPORTATION GRP
BADGER PAPER MILLS INC

                                      15

ENERGY WEST INC                       JAPAN AIRLINES LTD                     PHOENIX GOLD INTERNAT
ENSCOR INC                            JB OXFORD HOLDINGS INC                 POLYDEX PHARMACEUTICALS
ENTERACTIVE INC                       KATZ DIGITAL TECHNOLOGIES              PRECISION STANDARD INC
EQUUS GAMING L.P. CL A                KUSHNER-LOCKE CO                       PRESIDENT CASINOS INC
EUROPA CRUISES CORP                   LACLEDE STEEL CO                       PRO-DEX INC CO
EVEREST MEDICAL CORP                  LAS VEGAS ENTERTAIN NTWK               PROPHET 21 INC
FARREL CORP                           LIFEQUEST MEDICAL INC                  QUEST INTERNAT RESCS CP
FEMRX INC                             LIFEWAY FOODS INC                      RADIUS INC
FIBERSTARS INC                        LIGHTPATH TECH INC CL A                REPLIGEN CORP
FLAGSTAR COMPANIES INC                LINDAL CEDAR HOMES INC                 REUNION INDUSTRIES INC
FOILMARK INC                          LORONIX INFORMATION SYST               REXHALL INDUSTRIES INC
FOREFRONT GROUP INC                   LUCOR INC CL A                         RHEOMETRICS SCIENTIFIC
FRONTIER NATURAL GAS CP               LUKENS MEDICAL CORP                    ROSES STORES INC
FUEL-TECH N.V.                        MAKITA CORP SPONS ADR                  ROYALE ENERGY INC
GALAGEN INC                           MALLON RESOURCES CORP                  SA TELECOMMUNICATIONS
GANTOS INC                            MARINA L.P.                            SAGE LABORATORIES INC
GEERLINGS & WADE INC                  MARK SOLUTIONS INC                     SANTA FE FINANCIAL CORP
GENERAL ACCEPTANCE CORP               MAYS J.W. INC                          SASOL LTD ADR
GENERAL MAGNAPLATE CORP               MCM CORP                               SBE INCSCORE BOARD INC
GIBRALTAR PACKAGING GRP               MEADOW VALLEY CORP                     SECOM GENERAL CORP
GISH BIOMEDICAL INC                   MEDICAL DYNAMICS INC                    SECTOR COMMUNICATIONS
GLOBAL OUTDOORS INC                   MEDICALCONTROL INC                      SEL-LEB MARKETING INC
GLOBAL TELECOM SOLUTIONS              MEDIWARE INFO SYSTEMS                  SHOWSCAN ENTERTAIN
GOLD STANDARD INC                     MIAMI SUBS CORP                        SIGMA CIRCUITS INC
GOLDEN EAGLE GROUP INC                MICRO COMPONENT TECH INC               SIRCO INTERNAT CORP
GRAND HAVANA ENTERPRISES              MICROS-TO MAINFRAMES INC               SIRENA APPAREL GR INC
GRILL CONCEPTS                        MIDDLE BAY OIL CO INC                  SOFTECH INC
GROUND ROUND RESTAURANTS              MILTOPE GROUP INC                      SOFTQUAD INTERNAT INC
GROUP TECHNOLOGIES CORP               MIZAR INC                              SOMANETICS CORP
H.D. VEST INC                         MONTEREY PASTA CO                      SONESTA INTERNAT HOTELS
HANOVER GOLD CO INC                   MOTO PHOTO INC                         SPEIZMAN INDUSTRIES INC
HEALTHTECH INTERNAT INC               NATHANS FAMOUS INC                     SPIRE CORP
HECTOR COMMUNICATIONS                 NAVARRE CORP                           SPORT CHALET INC
HEMASURE INC                          NETEGRITY INC                          STAKE TECHNOL LTD
HI-TECH PHARMACAL CO INC              NETFRAME SYSTEMS INC                   STAR MULTI CARE SVCS
HILITE INDUSTRIES INC                 NEUROBIOLOGICAL TECH                   STREAMLOGIC CORPORATION
HOWTEK INC                            NEWS COMMUNICATION INC                 STROUDS INC
HUDSON HOTELS CORPORATN               NEXTHEALTH INC                         STUART ENTERTAINMENT INC
HYCOR BIOMEDICAL INC                  NSC CORP                               STV GROUP
IDM ENVIRONMENTAL CORP                NYER MEDICAL GROUP INC                 SUMMA INDUSTRIES
IIS INTELIG INFO SYS LTD              OCG TECHNOLOGY INC                     SUNDANCE HOMES INC
INDUSTRIAL TRAINING CORP              OI CORP                                SWISHER INTERNAT INC
INFINITE MACHINES CORP                OMEGA ENVIRONMENTAL INC                TATHAM OFFSHORE INC
INFINITY INC                          ON-POINT TECHNOLOGY SYST               TAYLOR DEVICES INC
INFODATA SYSTEMS                      OPINION RESEARCH CORP                  TECHDYNE INC
INLAND CASINO CORP                    ORYX TECHNOLOGY CORP                   TELE-COMM INC A LIBERTY
INNOVATIVE TECH SYSTEMS               P&F INDUSTRIES CL A                    TELEVIDEO INC
INNOVUS CORP                          PACE HEALTH MGMT SYSTS                 TEMTEX INDUSTRIES INC
INSIGNIA SYSTEMS INC                  PACER TECHNOLOGY                       TFC ENTERPRS INC
INTEGRAMED AMERICA INC                PANHANDLE ROYALTY A VOT                TIMBER LODGE STEAKHOUSE
IONIC FUEL TECHNOLOGY                 PDK LABS INC                           TOPRO INC
IPI INC                               PENTECH INTERNAT INC                   TOUCHSTONE SOFTWARE CORP
IRVINE SENSORS CORP                   PERMA-FIX ENVIRON SVC                  TRANS GLOBAL SERVICES
ISRAMCO INC                           PERSONNEL MANAGEMENT INC               TRANS-INDUSTRIES INC
IVI PUBLISHING INC                    PHARMHOUSE CORP                        TRANSCOR WASTE SERVICES


TRIDEX CORP                           US WATS INC                            VODAVI TECHNOLOGY INC
TRIMARK HOLDINGS INC                  US-CHINA INDUSTRIAL EXCH               VSE CORP
U.S. GOLD CORP                        USMX INC                               WALNUT FINANCIAL SVC INC
U.S. SERVIS INC                       USP REAL EST INVSTRS TR                WATERFORD WEDGEWOOD ADR
UFP TECHNOLOGIES INC                  VESTRO NATURAL FOODS INC               WATSON GENERAL CORP
ULTIMATE ELECTRONICS INC              VIDEO DISPLAY CORP                     WEGENER CORP
UNIDIGITAL INC                        VIE DE FRANCE CORPVISION               WESTERN PWR & EQUIPMENT
UNITED HERITAGE CORP                  SCIENCES INC                           WESTERN SYSTEMS CP (THE)
UNIVERSAL AMERICAN FIN                VISTA INFO SOLUTIONS INC

                          FISCAL 1997 AMEX PEER GROUP

      The AmEx Peer Group is made up of American Stock Exchange non-financial companies with a market value of between $20-40 million. The only companies meeting this criteria for Fiscal 1997 are the following:


ALLIED DIGITAL TECH                 EASTERN CO                           NUVEEN MO PREMIUM IMF
ALLOU HEALTH&BEAUTY CARE            ECOLOGY & ENVIRONMENT A              NUVEEN WA PREMIUM IMF
AMERICAN INSURED MTG 84             EMERSON RADIO CORP                   ONCORMED INC
AMERICAN RESTAURANTS PRT            ENVIRONMENTAL TECTONICS              ONE LIBERTY PROPS INC
AUDITS & SURVEYS INC                FLORIDA PUBLIC UTILITIES             ORIOLE HOMES CL A
AUTOTOTE CORP CL A                  FOODARAMA SUPERMARKETS               OSHMAN'S SPORTING GOODS
AZCO MINING INC                     FORTUNE PETROLEUM CORP               PACIFIC GATEWAY PROPS
BALCHEM CORP                        FRIEDMAN INDUSTRIES INC              PERINI CORP
BARNWELL INDUSTRIES INC             GENERAL EMPLOYMENT ENT               PRESIDENTIAL REALTY CL A
BAYOU STEEL CORP                    GLOBALINK INC                        PROVIDENCE & WORCESTR RR
BLACKROCK BROAD INV 2009            GO-VIDEO INC                         PUBLIC STORAGE PROP XI
BODDIE-NOELL PROPERTIES             GRAHAM CORP                          PUBLIC STORAGE PROP XX
BOGEN COMMUNICATIONS INTL           HAMPTON INDUSTRIES INC               PUTNAM NY INV GRD MUN TR
CABLETEL COMMUNICATIONS             HEARTLAND PARTNERS L.P.              REFAC TECHNOLOGY DEVELP
CARMEL CONTAINER SYSTEM             HI-SHEAR TECHNOLOGY CORP             RF POWER PRODUCTS
CET ENVIRONMENTAL INC               HIGHLANDER INCOME FUND               SCHEIB, EARL INC
CHARLES JW FINANCIAL SVC            HOWELL INDUSTRIES INC                SHEFFIELD MEDICAL TECH
CHASE CORP                          HUNGARIAN TEL & CABLE CP             SKYLINE CHILI INC
CHICAGO RIVET & MACHINE             INTEGRATED ORTHOPAEDICS              SOFTNET SYSTEMS INC
COGNITRONICS CORP                   INTERNAT LOTTERY INC                 SULCUS COMPUTER CORP
COHN & STEELS RLTY IF               INTERNAT REMOTE IMAG SYS             SWING N SLIDE CORP
COLUMBUS ENERGY CORP                INTERSTATE GENERAL L.P.              TECH-OPS SEVCON INC
COMPTEK RESEARCH INC                KINARK CORP                          UNAPIX ENTERTAINMENT INC
CONCORD FABRICS INC A               MAINE PUBLIC SERVICE CO              UNI-MARTS INC
CONTINENTAL MATERIALS CP            MARLTON TECHNOLOGIES INC             UNIFLEX INC
CRUISE AMERICA INC                  MASSACHUSETTS H&E TRUST              UNILAB CORP
CYCOMM INTERNATIONAL INC            MC SHIPPING INC                      UNITED FOODS INC CL B
DAIRY MART CONV CL A                MCRAE INDUSTRIES CL A                VAN KAMPEN AM CAP CA MT
DATAMETRICS CORP                    MICHAEL ANTHONY JEWELERS             VAN KAMPEN AM CAP FL MOT
DECORATOR INDUSTRIES INC            MINNESOTA MUN TERM TR II             VAN KAMPEN AM CAP MA VMI
DENAMERICA CORPORATION              MOORE MEDICAL CORP                   VAN KAMPEN AM CAP NJ VMI
DIXON TICONDEROGA CO                MORGAN GROUP INC CL A                VAN KAMPEN AM CAP OH VMI
DREYFUS NY MUNI INC FUND            NEW YORK TAX EXEMPT INC              VOYAGEUR FL INS MUNI INC
                                    NORTHERN TECHNOLOGY                  VOYAGEUR MN MUNI INC FD
                                    NOVAVAX INC                          VOYAGEUR MN MUNI INC FD3
                                                                         WEBCO INDUSTRIES INC

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

                           ON EXECUTIVE COMPENSATION

         The Executive Compensation Committee of the Board of Directors is comprised of three directors who are not employees or former employees of the Corporation (Mr. Mulligan was Secretary of the Corporation during the last fiscal year). The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. The Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions only minor changes were made.

         The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to mathematical performance formulas. The principle followed is to provide what the Committee believes is suitable compensation based on its subjective evaluation of the executive's contribution to the profitability of the Corporation.

         The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

         The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, level of responsibility, qualifications necessary for the particular position, and experience. Salary increases reflect the Corporation's belief as to competitive trends, the performance of the individual and the overall financial performance of the Corporation.

         The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan. Generally, the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as, general economic conditions, industry trends, inflation, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus and, if so, the amount.

         While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation is currently using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term future performance. In the past, the Corporation has granted options for five, six and ten year terms. Recently, however, the Board of Directors concluded that options for shorter terms should provide incentives for more immediate improved performance. Accordingly, options recently granted under the 1995 Incentive Stock Option Plan have been for three year terms; they may not be exercised during the first year after grant and then become exercisable one-half per year in the second and third years, respectively. The Directors also decided to grant options to more key employees than in the past.

         The Committee believes the base salaries of Messrs. Haslam and Thornton are at the low end for positions requiring similar competence, dedication, experience and leadership abilities and accordingly, recommended salary increases for Messrs. Haslam and Thornton of 6.7% and 8%, respectively, which were approved by the Directors.

         The Corporation's fiscal 1997 results exceeded the Committees' expectations and the Committee considered recommending the award of bonuses to Messrs. Haslam and Thornton. The Committee believes Messrs. Haslam and Thornton commenced a number of important initiatives toward increasing shareholder value but concluded that the award of bonuses should be deferred until a significant milestone event has been achieved. The Directors agreed with this conclusion.

         No consideration was given to awarding stock options to Messrs. Haslam and Thornton because they have agreed not to accept stock options from the Corporation as part of the agreement pursuant to which they each acquired a significant indirect equity interest in the Corporation by purchasing a substantial number of shares of Fortuna Acquisition Corp., the ultimate general partner of Fortuna Acquisition Partners, L.P., which is the beneficial owner of 1,791,496 shares or 32.9% of the outstanding shares of the Corporation.

         This report has been submitted by the Executive Compensation
Committee:

         Bernee D. L. Strom       Karen Brenner    James J. Mulligan

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of the Executive Compensation Committee are Mses. Strom (Chairman) and Brenner and Mr. Mulligan. Mr. Mulligan is Secretary of the Corporation and is a member of the law firm of Mulligan & Mulligan, the general counsel of the Corporation. Mulligan & Mulligan received $99,055 for legal services rendered during the Corporation's last fiscal year.

                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

      Shareholders of the Corporation are also being asked to consider and act upon approval of the Corporation's 1997 Employee Stock Purchase Plan (the "1997 Plan"). The 1997 Plan, which was approved by the Board of Directors on November 8, 1996, will become effective if approved by a majority of the shares represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1997 PLAN. A description of the essential features of the 1997 Plan appears below.

      The purpose of the 1997 Plan is to grant options to purchase Common Shares of the Corporation to certain employees of the Corporation at prices below the fair market value of the shares so as to increase the identity of interests of such employees with those of the shareholders of the Corporation. A maximum of 80,000 shares may be issued under the 1997 Plan.

                         OPTIONS AND ELIGIBLE EMPLOYEES

      Any employee of the Corporation who was employed by the Corporation on December 1, 1996 and also on the date of his election to participate in the Plan is eligible to participate in the 1997 Plan. An employee may not exercise an option granted under the plan unless he remains continuously in the employ of the Corporation until December 31, 1997. Eligible employees may place under option up to a maximum of 200 shares and the option price of the shares will be 85% of the fair market value of the shares on either January 2, 1997 or December 31, 1997, whichever is the lower.

      The election by an employee to place shares under option does not constitute an obligation to purchase any of the shares, it merely notifies the Corporation of the number of shares to be held available under option for the employee.

      Options are not transferable by an employee nor are they exercisable by any person other than the employee.

                          PAYMENT AND RIGHT TO ABANDON

      Concurrently with election to participate in the 1997 Plan, the employee must authorize a payroll deduction of an amount sufficient to pay for all of the shares the employee holds under option by December 31, 1997, subject to adjustment as necessary from time to time.

      Payroll deductions commence as of the first payroll following election to participate in the 1997 Plan and continue until the employee has paid in full for the number of shares he elects to hold under option or until the employee elects to abandon this option, whichever event occurs first. The employee may make cash payments for the shares at any time. The employee may also elect to abandon any or all of the shares under option.

      Whether or not an employee applies his accumulated payroll deductions or cash payments to the purchase of shares or elects to withdraw from the 1997 Plan and receive payment of the amount of his accumulated payroll deductions or cash payments, the amount of each employee's payroll deductions or cash payments shall constitute indebtedness of the Corporation to him or her until applied to the purchase of shares or until payment to him or her and such indebtedness shall bear interest at the rate of 7% per year. If a participating employee ceases to be employed by the Corporation for any reason prior to December 31, 1997, the Corporation shall pay to the employee the accumulated payroll deductions or cash payments, with interest, to the date of termination.

                                    GENERAL

      The term of the 1997 Plan commenced on January 2, 1997 and will end on December 31, 1997. In the event of a change of control of the Corporation or any participating subsidiary of the Corporation as determined by the Board, the 1997 Plan shall end and the Corporation shall either (i) pay each affected participating employee the amount of his or her accumulated payroll deduction or cash payments, with interest as provided in the Plan, or (ii) have issued to such employee the number of whole shares fully paid for by such employee to such date and any excess in cash.

      If any share dividend is declared upon the shares, or if there is any recapitalization of the Corporation with respect to its shares resulting in a split-up or combination or exchange of shares, the number and kind of shares then subject to options granted to eligible employees under the 1997 Plan shall be proportionately and appropriately adjusted by the Board without any change in the aggregate purchase prices to be paid therefor.

      The 1997 Plan will be administered by an Employee Stock Purchase Plan Committee composed of three members to be selected from time to time by the Board. The Committee may prescribe rules and regulations from time to time for the administration of the 1997 Plan and may decide questions which may arise with respect to its interpretation or application. The Committee shall interpret and apply the 1997 Plan so that it qualifies as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986.

      The Board may, in its discretion, renew the Plan for four one year periods with such changes therein as it deems appropriate, provided that the Plan, as amended, continues to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986. On June 9, 1997, the last sale price for the Corporation's shares reported on the American Stock Exchange was $5.625.

                        FEDERAL INCOME TAX CONSEQUENCES

         The amounts withheld from a participant's pay under the Plan will be taxable income to him and must be included in his gross income for federal income tax purposes in the year in which such amounts otherwise would have been received.

         A participant will not be required to recognize any income for federal income tax purposes either at the time he is granted an option (that is, January 2, 1997) or by virtue of the exercise of the option (which would take place on December 31, 1997). The federal income tax consequences of a sale or disposition of shares acquired under the Plan depend in part on the length of time the shares are held by a participant before such sale or disposition. If a participant sells or otherwise disposes of shares acquired under the Plan (other than any transfer resulting from his death) within two years after the date on which the option to purchase such shares is granted to him ("Two-Year Period") or within one year after the date such shares are transferred (within the meaning of Section 423 of the Code) to him ("One-Year Period"), he must recognize ordinary income in the year of such disposition in an amount equal to the excess of (1) the fair market value of the shares on the date such shares are transferred (within the meaning of Section 83 of the Code) to him over (2) the option price. The amount of ordinary income recognized by the participant will be added to his basis in such shares. Any gain realized on a sale at a price in excess of his basis (after increasing his basis in such shares by the amount of the ordinary income recognized) will be taxed as capital gain, and any loss realized (after increasing his basis in such shares by the ordinary income recognized) will be a capital loss.

         If a participant sells or otherwise disposes of shares acquired under the Plan after holding such shares for the Two-Year Period and the One-Year Period or the participant dies, he must include as ordinary income in the year of sale (or his taxable year ending with his death) an amount equal to the lesser of (1) the excess of the fair market value of the shares on the date the option was granted over the option price computed on such date, or (2) the excess of the fair market value of the shares at the time he sells or otherwise disposes of the shares or on the date of his death over the option price. Except in the case of a transfer as a result of death, the amount of ordinary income recognized by the participant will be added to his basis in such shares. The basis of shares transferred as a result of the death of a participant will not be increased as a result of the ordinary income recognized by the deceased participant. Any gain realized in excess of his basis (after increasing his basis in such shares by the ordinary income recognized) will be taxed as a long-term capital gain. Any loss realized (after increasing his basis in such shares by the ordinary income recognized) will be treated as long-term capital loss. Any and all dividends, except stock dividends, received by a participant with respect to shares acquired under the Plan will be treated as ordinary income.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of Common Shares. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 1996 through March 31, 1997 have been met, except for the following late filings: Strome Hedgecap Ltd., one report, five transactions; Strome- Susskind Investment Management, L.P., one report, five transactions; SSCO, Inc., one report, five transactions; Mark E. Strome, one report, five transactions; Robert M. Ellis, one report, two transactions; Mark J. Stockslager, one report, two transactions; Fortuna Investment Partners, L.P., one report, one transaction; Fortuna Capital Management, Inc., one report, one transaction; Ronald J. Vannuki, one report, one transaction; Bernee
D. L. Strom, one report, no transaction; Karen Brenner, one report, one transaction; Richard Fechtor, one report, one transaction; Fortuna Advisors, Inc., one report, one transaction; Fortuna Acquisition Partners, L.P., one report, one transaction; FC Partners, L.P., one report, one transaction; and Fortuna Acquisition Corp., one report, one transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche LLP has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche LLP will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

      The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION

      The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by officers and employees of the Corporation, personally or by telephone and telegram, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

                             SHAREHOLDER PROPOSALS

      A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 1998 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 1290 Hercules Drive, Suite 120, Houston, Texas 77058, Attention: Secretary, on or before February 17, 1998 in order to be eligible for such inclusion.



                                      By order of the Board of Directors.



                                      JAMES J. MULLIGAN
                                      Secretary



Houston, Texas
June 20, 1997

                                     PROXY

                            KRUG INTERNATIONAL CORP.

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 18, 1997

The undersigned holder(s) of Common Shares of KRUG International Corp., an Ohio corporation (the "Corporation"), hereby appoints C. L. HASLAM and ROBERT M. THORNTON, JR., and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Friday, July 18, 1997, at 10:00 a.m., and at any and all adjournments of said meeting, as follows:



1.    ELECTION OF DIRECTORS.

      NOMINEES:
                        Charles Linn Haslam

                        Robert M. Thornton, Jr.

                        T. Wayne Holt

                        James J. Mulligan

      ______     FOR ALL

      ______     WITHHOLD ALL

      ______     FOR ALL (EXCEPT NOMINEE(S) WRITTEN BELOW)

      __________________________________________________________________

2.    Adoption of the 1997 Employee Stock Purchase Plan.

       _  FOR                    _  AGAINST                    _  ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Receipt is acknowledged of Notice of the above meeting, the Proxy Statement relating thereto and the Annual Report to Shareholders for the fiscal year ended March 31, 1997.

                                        Dated _________________________, 1997

                                        (Signatures)

                                        Shareholders should date this proxy and
                                        sign here exactly as the name appears
                                        at left.  If shares are held jointly,
                                        both owners should sign this proxy.
                                        Executors, administrators, trustees,
                                        guardians and others signing in a
                                        representative capacity should indicate
                                        the capacity in which they sign.

                     PLEASE MARK, SIGN, DATE AND MAIL THIS
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE

                                    APPENDIX

                                                        AMENDED FEBRUARY 7, 1997


                            KRUG INTERNATIONAL CORP.
                       1997 EMPLOYEE STOCK PURCHASE PLAN




1.  Purpose.

    The purpose of the 1997 Employee Stock Purchase Plan ("Plan") is to grant options to certain employees of the Corporation to purchase Common Shares of the Corporation at prices below the fair market value of the Shares so as to increase the identity of interests of such employees with those of the shareholders of the Corporation.

2.  Definitions.

    (a)  "Board" means the Board of Directors of the Corporation.

    (b) "Corporation" means KRUG International Corp.; when used in the Plan with reference to employment, "Corporation" shall include Krug Life Sciences Inc. ("KLSI") and any Subsidiary of the Corporation chosen by the Board to participate in the Plan.

    (c) "Fair Market Value" means (1) if the Shares are listed on the American Stock Exchange, the last sale price of a Share on the American Stock Exchange on the date the value of a Share is to be determined or, if there are no sales on such date, the mean of the bid and asked prices for Shares on the American Stock Exchange at the close of business on such date; or (2) if the Shares are not listed on the American Stock Exchange, the value determined by such reasonable method as shall be approved by the Board.

    (d) "Share" or "Shares" means the Common Shares, without par value, of the Corporation.

    (e) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Corporation.

    (f)  "Plan Entry Date" means January 2, 1997.

    (g)  "Plan Termination Date" means December 31, 1997.

3.  Eligibility.

    Any employee of the Corporation who was employed by the Corporation on December 1, 1996 and also on the date of his election to participate in the Plan shall be eligible to participate herein. An employee may not exercise an option granted hereunder unless he remains continuously in the employ of the Corporation until December 31, 1997.

4.  Option price.

    The option price of the Shares shall be 85% of the Fair Market Value of the Shares on the Plan Entry Date or the Plan Termination Date, whichever is the lower.

5.  Maximum Number of Shares Subject to Option.

    Each eligible employee shall be entitled to place under option any number of whole Shares up to a maximum of 200 Shares.

6.  Employee's Election to Participate.

    (a) Within 30 days following the date of notice of the granting of the option, each eligible employee who elects to place Shares under option shall so indicate by properly completing and signing the form which shall accompany such notice and mailing or delivering such form to James W. Hoose, Sr., Human Resources Director for KLSI.

    (b) An election to place Shares under option will not constitute an obligation to purchase any of the Shares placed under option. Such an election will merely notify the Corporation of the number of Shares to be held under option for the employee.

    (c) An employee who fails to elect participation in the Plan in the manner and within the time provided or to authorize and maintain the payroll deductions hereinafter provided shall have no further rights under the Plan.

    (d) An employee electing to participate may do so with respect to all or any portion of the Shares which he is entitled to place under option.

7.  Payroll Deductions.

    (a) Concurrently with election to participate in the Plan the employee must authorize a payroll deduction of an amount sufficient to pay for all of the Shares the employee holds under option by the Plan Termination Date, subject to adjustment as necessary from time to time.

    (b) Payroll deductions shall commence as of the first payroll following election to participate in the Plan and shall continue until the employee has paid in full for the number of Shares he elects to hold under option or until the employee elects to abandon this option, whichever event shall first occur. The employee may make cash payments for the Shares at any time.

    (c) The application by the employee to participate in the Plan will contain the following signed statement by the Company; "This counterpart in the hands of the employee whose signature is affixed above will constitute a nonassignable certificate of indebtedness subject to all the terms and provisions of the Plan."

8.  Issuance and Delivery of Stock Certificates.

    Certificates for shares will be issued and delivered to the employee for the number of shares paid for as soon as practicable after the Plan Termination Date. No fractional Shares will be issued.

9.  Employee's Right to Abandon Option.

    At any time during the term of the Plan an employee may elect to abandon his option with respect to all or any number of the Shares then under option. As to any Shares so abandoned, the employee shall have no further option or right of any nature at any subsequent time. Upon such abandonment, the Corporation will pay to the employee with interest as hereafter provided the amount of his payroll deduction or cash payments applicable to the abandoned shares.

10. Interest on Payroll Deductions or Cash Payments.

    Whether or not an employee applies his accumulated payroll deductions or cash payments to the purchase of the Shares or elects to withdraw from the Plan and receive payment of the amount of his accumulated payroll deductions or cash payments, the amount of each employee's payroll deductions or cash payments shall constitute indebtedness of the Corporation to him until applied to the purchase of Shares or until payment to him and such indebtedness shall bear interest at the rate of 7 percent per annum.

11. Term of the Plan.

    The term of the Plan shall commence on the Plan Entry Date and end on the Plan Termination Date. In the event of a change of control of the Corporation or any participating subsidiary of the Corporation as determined by the Board, the Plan shall end and the Corporation shall either (I) pay each affected participating employee the amount of his accumulated payroll deduction or cash payments, with interest as provided herein, or (ii) have issued to such employee the number of whole Shares fully paid for by such employee to such date and any excess in cash.

12. Termination of Employment.

    If a participating employee ceases to be employed for any reason prior to December 31, 1997, the Corporation shall pay to him his accumulated payroll deductions or cash payments with interest as provided above to the date of termination.

13. Options Not Transferable.

    Options under this Plan shall not be transferable by any employee nor be exercisable by any person other than the employee.

14. Share Dividend or Recapitalization.

    If any share dividend is declared upon the Shares, or if there is any recapitalization of the Corporation with respect to its Shares resulting in a split-up or combination or exchange of Shares the number and kind of shares then subject to options granted to eligible employees under the Plan shall be proportionately and appropriately adjusted by the Board without any change in the aggregate purchase prices to be paid therefor.

15. Administration.

    The Plan will be administered by an Employee Stock Purchase Plan Committee composed of three members to be selected from time to time by the Board. The Committee may prescribe rules and regulations from time to time for the administration of the Plan and may decide questions which may arise with respect to its interpretation or application. The Committee shall interpret and apply the Plan so that it qualifies as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986.

16. Share Ownership.

    Notwithstanding anything herein to the contrary, no employee shall be entitled to place any Shares under option under the Plan if such employee, immediately after the placing of such Shares under option, owns Shares (including all shares which may be purchased under outstanding options) possessing 5 percent or more of the total combined voting power or value of all classes of shares of the Corporation or of its parent or subsidiary corporation. For the foregoing purposes the rules of section 424(d) of the Internal Revenue Code of 1986 shall apply in determining share ownership. Also, no employee shall be granted an option under the Plan which permits his rights to purchase Shares under all Share purchase plans of the Corporation and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

17. Renewal of the Plan by the Board.

    The Board may, in its discretion, renew the Plan for four one year periods with such changes therein as it deems appropriate provided that the Plan, as amended, continues to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986.

18. Shareholder Approval.

    The Plan is subject to approval by the holders of a majority of the Shares constituting a quorum and present, in person or by proxy, at a meeting of the Shareholders of the Corporation held on or before November 7, 1997.